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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 9, 1996 (August 8, 1996)


                             COMPTRONIX CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                      0-17743                 63-0860282
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



 Three Maryland Farms, Suite 140, Nashville, Tennessee             37027
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       (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code:  (615) 377-3330


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 3.  Bankruptcy or Receivership.
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         On August 8, 1996, Comptronix Corporation (the "Registrant") filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the Middle District of Tennessee, Case Number 396-06840. The Registrant is managing its business as debtor-in-possession. See the Press Release, dated August 9, 1996, filed as
Exhibit 99 hereto and incorporated herein by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPTRONIX CORPORATION



Date: August 9, 1996                    By: /s/ E. Townes Duncan
                                            -----------------------
                                                E. Townes Duncan
                                              Chairman of the Board
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                                 EXHIBIT INDEX


Item     Description
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99       Press Release dated August 9, 1996